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                        [ARTHUR ANDERSEN LLP LETTERHEAD]

                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 14, 1995 included in Newmont Mining Corporation's Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.


                                           /s/ ARTHUR ANDERSEN LLP
                                        -----------------------------


Denver, Colorado
   November 13, 1995